UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement.

On September 14, 2026, CDW LLC (“CDW”) and CDW Finance Corporation (“CDW Finance” and, together with CDW, the “Co-Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Co-Issuers, CDW Corporation, as guarantor (the “Company”), and BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, and Wells Fargo Securities, LLC as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Co-Issuers agreed to issue and sell to the Underwriters $600,000,000 aggregate principal amount of 5.700% Senior Notes due 2029 (the “2029 Notes”), $500,000,000 aggregate principal amount of 6.100% Senior Notes due 2032 (the “2032 Notes”), and $400,000,000 aggregate principal amount of 6.350% Senior Notes due 2033 (the “2033 Notes” and, together with the 2029 Notes and the 2032 Notes, the “Notes”) in a registered public offering (the “Offering”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Co-Issuers and the Company, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities. The Offering is expected to close on September 21, 2026, subject to customary closing conditions.

The Offering is being made pursuant to (i) an effective Registration Statement on Form S-3ASR, as amended (the “Registration Statement”), initially filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2026 (File No. 333-293652), including a related base prospectus dated February 23, 2026, (ii) a related preliminary prospectus supplement dated September 14, 2026 filed with the SEC on September 14, 2026 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, and (iii) a free writing prospectus dated September 14, 2026.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and is to be incorporated in its entirety into the Registration Statement.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 14, 2026, by and among the Co-Issuers, the Company, as guarantor, and the Underwriters.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain information in this exhibit has been redacted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: September 15, 2026	By:	/s/ Albert J. Miralles
Albert J. Miralles Chief Financial Officer and Executive Vice President, Enterprise Business Operations